CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Effective April 30, 2013

AMENDMENT NO 3 TO THE AGREEMENT

BETWEEN

***

and

DWM PETROLEUM AG

Relating to the sale and purchase of
80% of the issued share capital
of ***

THIS AMENDMENT (“Amendment”) is made effective as of April 30, 2012

BETWEEN:

(1)	*** a company organised under the laws of The *** whose registered office is at *** (hereinafter referred to as “***”); and

(2)	DWM PETROLEUM AG, a company registered in Switzerland, having its registered office at Bahnofstrasse 9, Baar, Switzerland (hereinafter referred to as “DWM”).

BACKGROUND:

A.

Effective December 31, 2012, *** and DWM entered into a share purchase agreement relating to the sale and purchase of 80% the issued share capital of ***, a Swiss company that would hold 100% shares in *** (hereinafter “SPA”).

B.	SPA has been subsequently amended effective as of December 31, 2012 and April 30, 2013, respectively.

C.	DWM now desires and *** is willing to further amend the provisions in the SPA as follows.

NOW THEREFORE, *** AND DWM AGREE as follows:

1.	In Article 3.4.1 of the SPA, time period required for satisfaction of Conditions Precedents (as defined in the SPA) is increased from 180 days to 270 days.

2.	In Article 3.4.3 of the SPA, time period required for satisfaction of Conditions for Next Advance (as defined in the SPA) is increased from 150 days to 180 days.

3.	Except for the amendments above, all other terms and conditions of the SPA shall remain in full force and effect.

IN WITNESS WHEREOF this Amendment has been signed by the parties (or their duly authorised representatives) effective as of April 30, 2013.

***	DWM PETROLEUM AG

/s/ Signed	/s/ Werner Ladwein
Name:	Name: Werner Ladwein
Title:	Title: CEO & President